EXECUTION VERSION

FOURTH AMENDMENT TO THE
RECEIVABLES FINANCING AGREEMENT
This FOURTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of April 22, 2019, is entered into by and among the following parties:

(i)	NCR RECEIVABLES, LLC, a Delaware limited liability company, as Borrower (together with its successors and assigns, the “Borrower”);

(ii)	NCR CORPORATION, a Maryland corporation (the “Servicer”), as initial Servicer;

(iii)	MUFG BANK, LTD. (f/k/a The Bank of Tokyo Mitsubishi UFJ, Ltd., New York Branch), as a Committed Lender and as a Group Agent;

(iv)	VICTORY RECEIVABLES CORPORATION, as a Conduit Lender; and

(v)	PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender, as a Group Agent and as the Administrative Agent (in such capacity, the “Administrative Agent”).
Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.
BACKGROUND
1.The parties hereto have entered into a Receivables Financing Agreement, dated as of November 21, 2014 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”).
2.    Concurrently herewith, the parties hereto are entering into that certain Third Amended and Restated Fee Letter (the “Amended Fee Letter”).
3.    The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.
NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:
SECTION 1.    Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended by restating the definition of “Level 1 Ratings Trigger” set forth in Section 1.01 of the Receivables Financing Agreement as follows:
“Level 1 Ratings Trigger” shall be deemed to be in effect at any time when (i) NCR has a long-term “corporate family rating” of less than “Ba3” by Moody’s or does not have a long-term “corporate family rating” from Moody’s and (ii) NCR has a long-term “corporate credit rating” of less than “BB-” by S&P or does not have a long-term “corporate credit rating” from S&P.
SECTION 2.    Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:
(a)    Representations and Warranties. The representations and warranties made by it in Section 6.01 or Section 6.02, as applicable, of the Receivables Financing Agreement are true and correct on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct on and as of such earlier date.
(b)    Power and Authority; Due Authorization. It (i) has all necessary power and authority to (A) execute and deliver this Amendment, the Receivables Financing Agreement and the other Transaction Documents to which it is a party and (B) perform its obligations under this Amendment, the Receivables Financing Agreement and the other Transaction Documents to which it is a party and (ii) the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Receivables Financing Agreement and the other Transaction Documents to which it is a party have been duly authorized by it by all necessary limited liability company action or corporate action, as applicable.
(c)    Binding Obligations. This Amendment, the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party constitutes its legal, valid and binding obligations, enforceable against it in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.
(d)    No Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing, and no Termination Event or Unmatured Termination Event would result from this Amendment.
SECTION 3.    Effect of Amendment; Ratification. All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the

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Receivables Financing Agreement other than as set forth herein. The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
SECTION 4.    Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:
(a)Execution of Amendment. The Administrative Agent shall have received counterparts hereto duly executed by each of the parties hereto.
(b)    Execution of Amended Fee Letter. The Administrative Agent shall have received counterparts of the Amended Fee Letter duly executed by each of the parties thereto.
(c)    Receipt of Fees. The Administrative Agent shall have received confirmation that the “Amendment Fee” under and as defined in the Amended Fee Letter has been paid in full in accordance with the terms of the Amended Fee Letter.
SECTION 5.    Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 6.    Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8.    GOVERNING LAW AND JURISDICTION.
(a)    THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).
(b)    EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION,

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AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. NOTHING IN THIS SECTION 8 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
SECTION 9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

NCR RECEIVABLES LLC, as the Borrower By: /s/ Farzad Jalil Name: Farzad Jalil Title: Assistant Treasurer

NCR CORPORATION, as the Servicer By: /s/ Vladimir Samoylenko Name: Vladimir Samoylenko Title: Assistant Secretary

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Fourth Amendment to
Receivables Financing Agreement (NCR)

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Group Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Committed Lender By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President

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Fourth Amendment to
Receivables Financing Agreement (NCR)

MUFG BANK, LTD., as a Committed Lender By: /s/ Eric Williams Name: Eric Williams Title: Managing Director

MUFG BANK, LTD.,
as a Group Agent

By: /s/ Eric Williams
Name: Eric Williams
Title: Managing Director

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

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Fourth Amendment to
Receivables Financing Agreement (NCR)